Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Industrial Income Trust Inc.

We have audited the accompanying statement of revenues and certain expenses of the Inland Empire Building One for the year ended December 31, 2009. This financial statement is the responsibility of the Inland Empire Building One management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Industrial Income Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Inland Empire Building One’s revenues and expenses. In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Inland Empire Building One for the year ended December 31, 2009, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

February 23, 2011

Denver, Colorado

INLAND EMPIRE BUILDING ONE

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	For the Year Ended December 31, 2009	For the Nine Months Ended September 30, 2010
		(unaudited)
Revenues:
Rental revenue	$5,493,413	$4,283,692
Reimbursement and other revenue	945,653	1,116,161

Total revenues	6,439,066	5,399,853

Certain expenses:
Real estate taxes	565,186	761,840
Operating expenses	163,381	140,380
Insurance	176,196	153,871
Management fees	71,541	60,120

Total certain expenses	976,304	1,116,211

Excess of revenues over certain expenses	$5,462,762	$4,283,642

The accompanying notes are an integral part of these financial statements.

INLAND EMPIRE BUILDING ONE

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2009

and For the Nine Months Ended September 30, 2010 (unaudited)

1. Description of Business and Summary of Significant Accounting Policies

On December 29, 2010, Industrial Income Trust Inc. (the “Company”), through a wholly-owned subsidiary, acquired a 100% fee interest in one industrial building that is approximately 1.3 million square feet on 60.2 acres (the “Inland Empire Building One”). The Inland Empire Building One is located in the Inland Empire metropolitan area located in Perris, California. The total acquisition cost of the Inland Empire Building One was approximately $80.0 million, exclusive of transfer taxes, due diligence, and other closing costs. The Company funded the acquisition using proceeds from its public offering and debt financing.

The accounting records of the Inland Empire Building One are maintained on the accrual basis of accounting. The accompanying statements of historical revenues and certain expenses were prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, and exclude certain material items. Such material items include mortgage interest, depreciation and amortization, and other administrative costs not directly related to the future operations of the Inland Empire Building One. These financial statements are not intended to be a complete presentation of the Inland Empire Building One revenues and expenses, due to the exclusion of certain expenses which may not be comparable to the proposed future operations of the Inland Empire Building One.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations could be significantly impacted by the rental markets in which the Inland Empire Building is located, as well as by general overall economic conditions. Management is not aware of any material factors, other than those discussed above, that would cause the information included herein to not be necessarily indicative of future operating results.

Interim Financial Information (unaudited)

In the opinion of management, the unaudited information for the nine months ended September 30, 2010, included herein, contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2010. Results of interim periods are not necessarily indicative of results to be expected for the year.

2. Operating Leases

The Inland Empire Building One is currently 100% leased to Hanesbrands Inc. under a lease that expires in November 2018. The tenant has two options to extend the lease for a period of five years each. The Inland Empire Building One revenues are primarily obtained from tenant rental payments as provided for under the non-cancelable operating lease. The Inland Empire Building One records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, the Inland Empire Building One records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of $3.1 million and $275,848 for the year ended December 31, 2009 (audited), and for the nine months ended September 30, 2010 (unaudited), respectively.

Approximate future minimum lease payments (cash basis) under non-cancelable, in-place leases as of December 31, 2009, are as follows:

For the Year Ended:
2010	$5,343,796
2011	5,601,290
2012	5,744,581
2013	5,805,589
2014	6,175,228
Thereafter	24,985,594

Total	$53,656,078

Tenant reimbursements of operating expenses are included in reimbursement and other revenue in the accompanying statements of revenues and certain expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Industrial Income Trust Inc.

We have audited the accompanying statement of revenues and certain expenses of the Baltimore Building One for the year ended December 31, 2009. This financial statement is the responsibility of the Baltimore Building One management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Industrial Income Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Baltimore Building One ‘s revenues and expenses. In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Baltimore Building One for the year ended December 31, 2009, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

February 23, 2011

Denver, Colorado

BALTIMORE BUILDING ONE

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	For the Year Ended December 31, 2009	For the Nine Months Ended September 30, 2010
		(unaudited)
Revenues:
Rental revenue	$1,153,307	$965,734
Reimbursement and other revenue	149,823	115,340

Total revenues	1,303,130	1,081,074

Certain expenses:
Real estate taxes	129,642	99,342
Operating expenses	16,482	8,984
Insurance	14,181	10,911
Management fees	22,081	24,427

Total certain expenses	182,386	143,664

Excess of revenues over certain expenses	$1,120,744	$937,410

The accompanying notes are an integral part of these financial statements.

BALTIMORE BUILDING ONE

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2009

and For the Nine Months Ended September 30, 2010 (unaudited)

1. Description of Business and Summary of Significant Accounting Policies

On December 30, 2010, Industrial Income Trust Inc. (the “Company”), through a wholly-owned subsidiary, acquired a 100% fee interest in one industrial building that is approximately 274,000 square feet on 11.9 acres (the “Baltimore Building One”). The Baltimore Building One is located in the Brandon Woods Business Park located in the Port of Baltimore, Maryland. The total acquisition cost of the Baltimore Building One was approximately $16.1 million, exclusive of transfer taxes, due diligence, and other closing costs. The Company funded the acquisition using proceeds from its public offering and debt financing.

The accounting records of the Baltimore Building One are maintained on the accrual basis of accounting. The accompanying statements of historical revenues and certain expenses were prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, and exclude certain material items. Such material items include mortgage interest, depreciation and amortization, and other administrative costs not directly related to the future operations of the Baltimore Building One. These financial statements are not intended to be a complete presentation of the Baltimore Building One revenues and expenses, due to the exclusion of certain expenses which may not be comparable to the proposed future operations of the Baltimore Building One.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations could be significantly impacted by the rental markets in which the Baltimore Building One is located, as well as by general overall economic conditions. Management is not aware of any material factors, other than those discussed above, that would cause the information included herein to not be necessarily indicative of future operating results.

Interim Financial Information (unaudited)

In the opinion of management, the unaudited information for the nine months ended September 30, 2010, included herein, contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2010. Results of interim periods are not necessarily indicative of results to be expected for the year.

2. Operating Leases

The Baltimore Building One is currently 100% leased to Commerce LLC, d/b/a Commerce Corporation, under a lease that expires in September 2019. The tenant has one remaining option to extend the lease for a period of five years. The Baltimore Building One revenues are primarily obtained from tenant rental payments as provided for under the non-cancelable operating lease. The Baltimore Building One records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, the Baltimore Building One records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of $289,729 and $265,733 for the year ended December 31, 2009 (audited), and for the nine months ended September 30, 2010 (unaudited), respectively.

Approximate future minimum lease payments (cash basis) under non-cancelable, in-place leases as of December 31, 2009, are as follows:

For the Year Ended:
2010	$998,827
2011	1,225,459
2012	1,255,616
2013	1,285,773
2014	1,318,671
Thereafter	6,792,116

Total	$12,876,462

Tenant reimbursements of operating expenses are included in reimbursement and other revenue in the accompanying statements of revenues and certain expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Industrial Income Trust Inc.

We have audited the accompanying statement of revenues and certain expenses of the Dallas Portfolio for the year ended December 31, 2009. This financial statement is the responsibility of the Dallas Portfolio management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Industrial Income Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Dallas Portfolios’revenues and expenses. In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Dallas Portfolio for the year ended December 31, 2009, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

February 23, 2011

Denver, Colorado

DALLAS PORTFOLIO

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	For the Year Ended December 31, 2009	For the Nine Months Ended September 30, 2010

		(unaudited)
Revenues:
Rental revenue	$1,839,373	$1,379,529
Reimbursement and other revenue	412,277	289,016

Total revenues	2,251,650	1,668,545

Certain expenses:
Real estate taxes	153,142	123,651
Operating expenses	205,640	125,404
Insurance	27,866	13,703
Management fees	44,856	35,536

Total certain expenses	431,504	298,294

Excess of revenues over certain expenses	$1,820,146	$1,370,251

The accompanying notes are an integral part of these financial statements.

DALLAS PORTFOLIO

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2009

and For the Nine Months Ended September 30, 2010 (unaudited)

1. Description of Business and Summary of Significant Accounting Policies

On January 19, 2011, Industrial Income Trust Inc. (the “Company”), through a wholly-owned subsidiary, acquired a 100% fee interest in two industrial buildings located in the Pinnacle Industrial Center in Dallas, Texas (the “Dallas Portfolio”) aggregating approximately 575,000 square feet on 36.2 acres. The total acquisition cost of the Dallas Portfolio was approximately $25.7 million, exclusive of transfer taxes, due diligence, and other closing costs. The Company funded these acquisitions using proceeds from its public offering.

The accounting records of the Dallas Portfolio are maintained on the accrual basis of accounting. The accompanying statements of historical revenues and certain expenses were prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, and exclude certain material items. Such material items include mortgage interest, depreciation and amortization, and other administrative costs not directly related to the future operations of the Dallas Portfolio. These financial statements are not intended to be a complete presentation of the Dallas Portfolios’ revenues and expenses, due to the exclusion of certain expenses which may not be comparable to the proposed future operations of the Dallas Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations could be significantly impacted by the rental markets in which the Dallas Portfolio are located, as well as by general overall economic conditions. Management is not aware of any material factors, other than those discussed above, that would cause the information included herein to not be necessarily indicative of future operating results.

Interim Financial Information (unaudited)

In the opinion of management, the unaudited information for the nine months ended September 30, 2010, included herein, contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2010. Results of interim periods are not necessarily indicative of results to be expected for the year.

2. Operating Leases

The Dallas Portfolio revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. The Dallas Portfolio records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, the Dallas Portfolio records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of $25,890 and a decrease of $2,108 for the year ended December 31, 2009 (audited), and for the nine months ended September 30, 2010 (unaudited), respectively.

As of December 31, 2009 and September 30, 2010, the Dallas Portfolio had a weighted average occupancy rate of approximately 100%, respectively, based on leased square footage. The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2009, and the corresponding percentage of the future minimum rental revenues:

Tenant	Industry	Lease Expiration	% of 2009 Lease Payments	% of Future Minimum Lease Payments
Tree of Life, Inc.	Food distribution	February 28, 2018	52.7%	70.5%
Berlin Packaging, LLC	Packaging products	February 28, 2014	18.1%	12.8%
Stanpac USA, LLC	Packaging products	October 31, 2013	29.2%	16.7%

Certain leases above contain tenant lease renewal options for various periods under varying terms that may or may not be similar to the existing leases.

Approximate future minimum lease payments (cash basis) under non-cancelable, in-place leases as of December 31, 2009, are as follows:

For the Year Ended:
2010	$1,842,183
2011	1,842,183
2012	1,939,383
2013	1,852,754
2014	1,114,101
Thereafter	3,334,500

Total	$11,925,104

Tenant reimbursements of operating expenses are included in reimbursement and other revenue in the accompanying statements of revenues and certain expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Industrial Income Trust Inc.

We have audited the accompanying statement of revenues and certain expenses of the Tampa Building for the year ended December 31, 2009. This financial statement is the responsibility of the Tampa Building management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Industrial Income Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Tampa Building’s revenues and expenses. In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Tampa Building for the year ended December 31, 2009, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

February 23, 2011

Denver, Colorado

TAMPA BUILDING

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	For the Year Ended December 31, 2009	For the Nine Months Ended September 30, 2010
		(unaudited)
Revenues:
Rental revenue	$919,167	$689,375
Reimbursement and other revenue	258,998	186,836

Total revenues	1,178,165	876,211

Certain expenses:
Real estate taxes	135,752	112,786
Operating expenses	155,084	24,143
Insurance	14,619	11,158
Management fees	27,235	14,728

Total certain expenses	332,690	162,815

Excess of revenues over certain expenses	$845,475	$713,396

The accompanying notes are an integral part of these financial statements.

TAMPA BUILDING

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2009

and For the Nine Months Ended September 30, 2010 (unaudited)

1. Description of Business and Summary of Significant Accounting Policies

On January 19, 2011, Industrial Income Trust Inc. (the “Company”), through a wholly-owned subsidiary, acquired a 100% fee interest in one industrial building located in the Madison Business Center in Tampa, Florida (the “Tampa Building”) that is approximately 147,000 square feet on 8.9 acres. The total acquisition cost of the Tampa Building was approximately $10.7 million, exclusive of transfer taxes, due diligence, and other closing costs. The Company funded these acquisitions using proceeds from its public offering.

The accounting records of the Tampa Building are maintained on the accrual basis of accounting. The accompanying statements of historical revenues and certain expenses were prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, and exclude certain material items. Such material items include mortgage interest, depreciation and amortization, and other administrative costs not directly related to the future operations of the Tampa Building. These financial statements are not intended to be a complete presentation of the Tampa Building revenues and expenses, due to the exclusion of certain expenses which may not be comparable to the proposed future operations of the Tampa Building.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations could be significantly impacted by the rental markets in which the Inland Empire Building is located, as well as by general overall economic conditions. Management is not aware of any material factors, other than those discussed above, that would cause the information included herein to not be necessarily indicative of future operating results.

Interim Financial Information (unaudited)

In the opinion of management, the unaudited information for the nine months ended September 30, 2010, included herein, contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2010. Results of interim periods are not necessarily indicative of results to be expected for the year.

2. Operating Leases

The Tampa Building is currently 100% leased to American Tire Distributors, Inc. under a lease that expires in April 2019. The tenant has two options to extend the lease for a period of five years each. The Tampa Building revenues are primarily obtained from tenant rental payments as provided for under the non-cancelable operating lease. The Tampa Building records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, the Tampa Building records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of $244,461 and $60,108 for the year ended December 31, 2009 (audited), and for the nine months ended September 30, 2010 (unaudited), respectively.

Approximate future minimum lease payments (cash basis) under non-cancelable, in-place leases as of December 31, 2009, are as follows:

For the Year Ended:
2010	$839,023
2011	872,584
2012	889,364
2013	924,939
2014	942,726
Thereafter	4,431,316

Total	$8,899,952

Tenant reimbursements of operating expenses are included in reimbursement and other revenue in the accompanying statements of revenues and certain expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Industrial Income Trust Inc.

We have audited the accompanying statement of revenues and certain expenses of the Baltimore Building Two for the year ended December 31, 2009. This financial statement is the responsibility of the Baltimore Building Two management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Industrial Income Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Baltimore Building Two’ s revenues and expenses. In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Baltimore Building Two for the year ended December 31, 2009, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

February 23, 2011

Denver, Colorado

BALTIMORE BUILDING TWO

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	For the Year Ended December 31, 2009	For the Nine Months Ended September 30, 2010
		(unaudited)
Revenues:
Rental revenue	$2,815,674	$2,111,755
Reimbursement and other revenue	389,413	383,921

Total revenues	3,205,087	2,495,676

Certain expenses:
Real estate taxes	205,454	183,515
Operating expenses	105,364	98,263
Insurance	45,605	57,220
Management fees	115,893	91,213

Total certain expenses	472,316	430,211

Excess of revenues over certain expenses	$2,732,771	$2,065,465

The accompanying notes are an integral part of these financial statements.

BALTIMORE BUILDING TWO

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2009

and For the Nine Months Ended September 30, 2010 (unaudited)

1. Description of Business and Summary of Significant Accounting Policies

On January 27, 2011, Industrial Income Trust Inc. (the “Company”), through a wholly-owned subsidiary, acquired a 100% fee interest in one industrial building located in Hagerstown, Maryland that is approximately 824,000 square feet on 70.3 acres (the “Baltimore Building Two”). The total acquisition cost of the Baltimore Building Two was approximately $41.2 million, exclusive of transfer taxes, due diligence, and other closing costs. The Company funded the acquisition using proceeds from its public offering and debt financing.

The accounting records of the Baltimore Building Two are maintained on the accrual basis of accounting. The accompanying statements of historical revenues and certain expenses were prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, and exclude certain material items. Such material items include mortgage interest, depreciation and amortization, and other administrative costs not directly related to the future operations of the Baltimore Building Two. These financial statements are not intended to be a complete presentation of the Baltimore Building Two revenues and expenses, due to the exclusion of certain expenses which may not be comparable to the proposed future operations of the Baltimore Building Two.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations could be significantly impacted by the rental markets in which the Baltimore Building Two is located, as well as by general overall economic conditions. Management is not aware of any material factors, other than those discussed above, that would cause the information included herein to not be necessarily indicative of future operating results.

Interim Financial Information (unaudited)

In the opinion of management, the unaudited information for the nine months ended September 30, 2010, included herein, contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2010. Results of interim periods are not necessarily indicative of results to be expected for the year.

2. Operating Leases

The Baltimore Building Two is currently 100% leased to Home Depot U.S.A., Inc., under a lease that expires in September 2016. The tenant has two options to extend the lease for a period of five years each. The Baltimore Building Two revenues are primarily obtained from tenant rental payments as provided for under the non-cancelable operating lease. The Baltimore Building Two records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, the Baltimore Building Two records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in a decrease in rental income of $107,150 and $110,415 for the year ended December 31, 2009 (audited), and for the nine months ended September 30, 2010 (unaudited), respectively.

Approximate future minimum lease payments (cash basis) under non-cancelable, in-place leases as of December 31, 2009, are as follows:

For the Year Ended:
2010 (a)	$2,222,170
2011	3,054,024
2012	3,136,454
2013	3,218,884
2014	3,301,313
Thereafter	5,967,918

Total	$20,900,763

(a)	Effective October 2010, the tenant entered into an option to extend the lease to September 30, 2016. The future minimum lease payments on a cash basis under this extension are included from the period October 2010 forward.

Tenant reimbursements of operating expenses are included in reimbursement and other revenue in the accompanying statements of revenues and certain expenses.